SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 6, 2010

TIANLI AGRITECH, INC.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite F, 23rd Floor, Building B, Jiangjing Mansion

228 Yanjiang Ave., Jiangan District, Wuhan City

Hubei Province, China 430010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 6, 2010, Changxin Wu and Guoping Wang resigned as directors of Tianli Agritech, Inc. (the “Company”).

(d) On December 6, 2010, Mr. Peter E. Gadkowski, Dr. Huanchun Chen, and Mr. Jianguo Hu were appointed as directors of the Company. Mr. Gadkowski has also been appointed to the Audit Committee and Nominating Committee of the Company’s Board of Directors.

Mr. Gadkowski has been an attorney in private practice in Colorado Springs, Colorado since February 2000 and from September 1992 to December 1994. He also has experience in the pork industry. He founded, managed and served as CEO and a director of WPP Holding Corp., a hog farm, in Yuma, Colorado, from March 1995 through August 1999, which was sold to Smithfield Foods, Inc. He also served as General Counsel and CFO of Premium Standards Farms, Inc., Kansas City, Missouri, from July 1990 to August 1992, which was sold to Continental Grain and then subsequently to Smithfield Foods, Inc. Mr. Gadkowski graduated magna cum laude from the California Western School of Law, and received an MBA in Finance and a BS in Business and Economics from Lehigh University.

Dr. Chen is a professor at the Chinese Academy of Engineering and an expert in infectious diseases of domesticated animals. He graduated with a degree in Veterinarian Medicine from the University of Munich, Germany. He is also the Vice President and Professor of Huazhong University of Agriculture.

Mr. Hu has been the Vice General Manager and Technical Director of the Company since 2008, and he leads the Company’s research and directs its breeding production. He was previously the Executive Director of Hubei Provincial Association for Hog Raising, and the Director of the Wuhan Nanhu Modern Pig Raising Technology Research Center, which conducts research and promotion of modern hog raising techniques.

Item 7.01.	Regulation FD Disclosure.

On December 6, 2010, the Company issued a press release announcing the appointment of three new directors. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release: Tianli Agritech, Inc. Announces Appointment of Three New Directors.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIANLI AGRITECH, INC.

By:	/S/ HANYING LI
Hanying Li
Chief Executive Officer

Dated: December 6, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release: Tianli Agritech, Inc. Announces Appointment of Three New Directors.